UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2005 (September 30, 2005)

FORTUNE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway

Lincolnshire, IL 60069

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (847) 484-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events

On September 30, 2005, Fortune Brands, Inc. (“Fortune Brands”) issued a press release announcing, among other things, the termination by the U.S. Federal Trade Commission of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act for the review of the acquisition by Fortune Brands or its subsidiaries of the Maker’s Mark bourbon brand from subsidiaries of Pernod Ricard SA. A copy of the press release dated September 30, 2005 is attached as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99	Press Release of Fortune Brands, Inc. dated September 30, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

By	/s/ Mark Hausberg
Name:	Mark Hausberg
Title:	Senior Vice President and Treasurer

Date: October 4, 2005

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EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Fortune Brands, Inc. dated September 30, 2005.

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